Exhibit 10.1
SUBSCRIPTION AGREEMENT
THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of September 30, 2009, by and between Irvine Sensors Corporation, a Delaware corporation (the “Company”), and the subscriber identified on the signature page hereto (the “Subscriber”).
WHEREAS, the Company is offering (the “Offering”) units (the “Units”), each of which is comprised of one share of a newly-created Series B Convertible Preferred Stock of Irvine Sensors Corporation, a Delaware corporation (the “Company” or “Irvine Sensors”) with a stated value of $1,000 (the “Series B Stock”) as described in the Certificate of Designations of Rights, Preferences, Privileges and Limitations attached hereto as Exhibit A (“Certificate of Designations”), plus a five-year warrant to purchase the number of shares of Irvine Sensors’ Common Stock (the “Common Stock”) equal to thirty percent (30%) of the number of shares of Common Stock issuable from conversion of one share of Series B Stock (at the initial conversion price) at the exercise price of the greater of 110% of the fair market value of one share of Common Stock as of the closing with respect to the applicable Unit as determined by Nasdaq or $0.50 per share, substantially in the form attached hereto as Exhibit B (the “Investor Warrants” or the “Warrants"). The purchase price for each Unit will be $700. The Units will only be offered and sold to a limited number of subscribers who are “Accredited Investors,” as such term is defined hereinafter, in accordance with the terms and conditions set forth in the confidential private placement memorandum dated August 25, 2009 (the “Confidential Placement Memorandum” or the “Memorandum”) that was furnished by the Company to the Subscriber. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Memorandum.
WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and similar exemptions under applicable state securities laws.
WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber, shall purchase the Units. The Subscriber desires to acquire the number of Units set forth on the signature page hereto pursuant to the Confidential Placement Memorandum and the terms and conditions of this Agreement. The Units, the Series B Stock and Investor Warrants contained therein, and the shares of Common Stock issuable upon conversion of the Series B Stock or exercise of the Investor Warrants, are collectively referred to herein as the “Securities.”
NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:
1. (a) Subscription. In accordance with the terms and conditions of the Confidential Placement Memorandum, the Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of Units set forth on the signature page hereto and to pay the purchase price for said Units in immediately available funds contemporaneously with the execution and delivery of this Subscription Agreement. The execution and delivery of this Agreement by the Subscriber will not constitute an agreement between the Subscriber and the Company until this Agreement has been accepted by the Company evidenced by receipt by the Subscriber of an acceptance page of this Agreement signed by the Company, and then subject to the terms and conditions of this Agreement. The Subscriber understands that acceptance or rejection, in whole or in part, by the Company and/or the Placement Agent (as defined herein) of the subscription and agreement of the Subscriber to purchase the Units is within the sole and absolute discretion of the Company and/or the Placement Agent, and the Company may reject any subscription in whole or in part, for any reason or without reason. Likewise, the Subscriber understands acknowledges and agrees that acceptance by the Company and/or the Placement Agent of any subscription of a Subscriber, in whole or in part, is predicated upon the representations and warranties of the Subscriber as set forth hereinafter and that SUBSCRIPTIONS, ONCE RECEIVED BY THE COMPANY AND/OR THE PLACEMENT AGENT, ARE IRREVOCABLE BY THE SUBSCRIBER, AND, THEREFORE, MAY NOT BE WITHDRAWN.

(b) Closing Date. The closing of the purchase and sale of the Units hereunder and under other Subscription Agreements (the “Closing”) shall be held at the offices of Dorsey & Whitney LLP, 38 Technology Drive, Suite 100, Irvine, California 92618 after subscriptions for the Units have been accepted by the Company (the date of the Closing being hereinafter referred to as the “Closing Date”). Subscriptions will not be refunded unless the Company rejects the Subscriber’s subscription, in whole or in part, in which case, the refund shall be without interest.
(c) Deliveries. The Subscriber shall deliver at the Closing the Omnibus Signature Page to this Agreement, which the Company shall be authorized, upon satisfaction of the conditions set forth in Sections 6 and 7 hereof, to attach to an execution version of the Investor Warrant, in substantially the form attached to the Confidential Placement Memorandum with such minor modifications thereto, if any, as the Company deems are necessary and appropriate and are approved by the Placement Agent.
2. Subscriber’s Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:
(a) Information on Company. The Subscriber acknowledges receipt of the Confidential Placement Memorandum. The Subscriber has had access at the EDGAR Website of the Commission to the Company’s Annual Report on Form 10-K for the year ended September 28, 2008, and all periodic and current reports filed with the Commission thereafter (hereinafter referred to as the “Reports”). The Subscriber has had the opportunity to review information regarding the Company, its business, operations, financial condition and the terms and conditions of the Securities, and considered all factors Subscriber deems material in deciding on the advisability of investing in the Securities. The offer to sell the Securities to the Subscriber was communicated to the Subscriber by the Company in such manner that the Subscriber was able to ask questions of and received answers from the Company or a person acting on the Company’s behalf concerning the terms and conditions of this transaction as well as to obtain any information requested by the Subscriber. Any questions raised by the Subscriber or its representatives concerning the transactions contemplated by this Agreement have been answered to the satisfaction of the Subscriber and its representatives. The Subscriber can fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Except as set forth in the Confidential Placement Memorandum or this Agreement, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this Agreement, the Subscriber is not relying on any information, other than that which is contained in the Confidential Placement Memorandum and the results of any independent investigation by the Subscriber.
(b) Information on Subscriber. The Subscriber is, and will be at the time of issuance of the Securities, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber is not a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or an officer, director or affiliate of the Company provided, however, that for purposes of this Section 2(b) an “affiliate” shall not include a stockholder of the Company owning less than 5% of the outstanding common stock of the Company. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. The information set forth in Schedule 1 hereto is correct in all respects.
(c) Purchase of Securities. The Subscriber is acquiring the Securities in the ordinary course of its business as principal for its own account, and not as nominee, for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof. The Subscriber does not have any contract, undertaking, agreement, understanding or arrangement, directly or indirectly, with any Person to distribute, sell, transfer or pledge to such Person, or anyone else, all or any part of the Securities, and the Subscriber has no present plan to enter into any such contract, undertaking, agreement, understanding or arrangement. The Subscriber further agrees to execute and deliver any further investment certificates as counsel to the Company deems necessary or advisable to comply with state or federal securities laws. The Subscriber understands that it shall not have any of the rights of a stockholder with respect to the Series B Stock or any shares of Common Stock issuable upon conversion of the Series B Stock or exercise of the Investor Warrants until such Securities are issued pursuant to the terms thereof.

(d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities may not be sold, assigned or transferred and must be held indefinitely in the absence of (i) an effective registration statement under the Act and applicable state securities laws with respect thereto or (ii) an opinion of counsel satisfactory to the Company that such registration is not required. The Subscriber understands that the Company is under no obligation to register the Securities.
(e) Securities Legend. The Securities shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party):
“THE TRANSFER OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS SECURITY HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF PAYEE THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. “
(f) Common Stock Legend. The Common Stock certificates for any shares of Common Stock issued pursuant to conversion of the Series B Stock or upon exercise of the Investor Warrants shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party):
“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAWS, COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. “
(g) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any other form of general advertising, or solicited or invited to attend a promotional meeting or any seminar or meeting by any general solicitation or general advertising.
(h) Authority; Enforceability. If the Subscriber is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

(i) No Governmental Review. The Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. The Subscriber understands that neither legal counsel to the Company, the Placement Agent, nor its counsel has independently verified the information concerning the Company included in the Memorandum or herein, all of which has been provided by the Company, nor has such legal counsel passed upon the adequacy or accuracy of the Memorandum. No independent third party, such as an investment banking firm, the Placement Agent, or other expert in evaluating businesses or securities, has made an evaluation of the economic potential of the Company.
(j) Certain Trading Activities. The Subscriber has not directly or indirectly, nor has any Person acting at the direction of the Subscriber, engaged in any transactions in the securities of the Company (including, without limitation, any short sales involving the Company’s securities) since the earlier to occur of (i) the time the Subscriber was first contacted by the Company or any other Person regarding the investment in the Company and (ii) the 30th day prior to the date of this Agreement. The Subscriber covenants that neither it nor any Person acting at the direction of the Subscriber will engage in any transactions in the securities of the Company (including short sales) after the date hereof and prior to the date that the transactions contemplated by this Agreement are publicly disclosed.
(k) Correctness of Representations. The Subscriber represents as to the Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date and as of the issuance date of each of the Securities.
3. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:
(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in California.
(b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.
(c) Authority; Enforceability. This Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.
(d) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, other than the filing by the Company of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, any applicable Blue Sky filings, or otherwise as may be required by The Nasdaq Stock Market. The Transaction Documents and the Company’s performance of its obligations thereunder have been approved by the Company’s board of directors.

(e) No Violation or Conflict. Neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will violate, conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty or regulation applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or (C) the terms of any material bond, debenture, note or other evidence of indebtedness, agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party or by which it is bound, except the violation, conflict, breach, or default of which would not have a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.
(f) The Securities. The Securities upon issuance in accordance with their respective terms:
(i) will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer set forth herein, under the Securities Act and any applicable state securities laws;
(ii) have been, or will be, duly and validly authorized, duly and validly issued, and, in the case of the Series B Stock and the Common Stock issuable upon conversion of the Series B Stock and the exercise of the Investor Warrants, fully paid and nonassessable;
(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;
(iv) will not subject the holders thereof to personal liability by reason of being such holders; and
(v) will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the Securities Act.
(g) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Exchange Act and has a class of common shares registered pursuant to Section 12(g) of the Exchange Act. Pursuant to the provisions of the Exchange Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.
(h) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.
(i) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

4. Escrow and Use of Purchase Price. The subscription payments made pursuant hereto prior to the Closing of the Offering will be deposited by the Placement Agent in an escrow account at a commercial bank or trust company of the Placement Agent’s choosing and agreeable to the Company. No interest will be earned by the Subscriber on subscription payments held in any escrow account. If for any reason the Closing of the purchase and sale of the Units does not take place, the subscription payment will be returned to the Subscriber without interest. Upon receipt of the Agreement and the subscription payment, and upon acceptance of the subscription by the Company, the subscription payments shall belong to the Company. If the subscription is not accepted by the Company, then this Agreement will be null and void and the subscription payment will be returned to the Subscriber without interest.
5. Securities Law Disclosures. The Company may in its sole discretion, following the Closing Date, (i) issue a press release and/or file a Current Report on Form 8-K disclosing the transactions contemplated hereby and (ii) make such other disclosures, filings and notices in the manner and time required by the Commission, any state securities commission, any national securities exchange or Nasdaq.
6. Registration Rights. The Company shall file a registration statement with the Commission on Form S-3 (or a successor form) under the Securities Act for the resale of the maximum number of shares of Common Stock issuable upon conversion of the Series B Stock as may be permitted under Instruction IB6(a) of the General Instructions to Form S-3 as soon as possible following the final closing of the Offering, but in no event later than 10 business days after thereafter (or such additional time as may be necessary to obtain the consent of the Company’s current and prior independent auditors). The Company shall use its reasonable business efforts to cause such registration statement to become effective as soon as possible following the filing of such registration statement and to maintain the effectiveness of such registration (in as much as is within the Company’s power) until the earlier of (i) the date on which all of such Common Stock, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event has been sold or (ii) the date on which all of the securities required to be registered on such registration statement held by an investor may be sold without restriction pursuant to Rule 144 under the Securities Act. The Company shall pay all expenses, if any, in connection with any registration statement filed pursuant to this Section 6. The Company shall not be subject to any penalty or any damages if the effectiveness of such registration statement is not declared or the effectiveness of such registration statement is not maintained.
7. Conditions to Subscriber’s Obligations. The obligations of the Subscriber under Section 1(b) of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Subscriber:
(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date.
(b) Performance. The Company shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or prior to the Closing.
(c) Regulatory Matters. None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof. There shall not have been any legal action, order, decree or other administrative proceeding instituted against the Company or against the Subscriber relating to the issuance of the Securities or the Subscriber’s activities in connection therewith or any other transactions contemplated by this Agreement or the other Transaction Documents.
(d) Consents. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Transaction Documents.
(e) Certificate of Designations. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.

8. Conditions to the Company’s Obligations. The obligations of the Company under Section 1(b) of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:
(a) Representations and Warranties. The representations and warranties of the Subscriber contained in Section 2 shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date.
(b) Performance. The Subscriber shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Subscriber at or prior to the Closing.
(c) Subscription Payments. The Subscriber shall have delivered the aggregate subscription payment for the Units in the amount specified for the Subscriber on the signature page hereto.
(d) Regulatory Matters. None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof. There shall not have been any legal action, order, decree or other administrative proceeding instituted against the Company or against the Subscriber relating to the issuance of the Securities or the Subscriber’s activities in connection therewith or any other transactions contemplated by this Agreement or the other Transaction Documents.
(e) Consents. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Transaction Documents.
(f) Certificate of Designations. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.
9. Covenants of Subscriber Not to Short Stock. The Subscriber and its affiliates and assigns agree not to make any short sale of, or grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a short sale, the Securities until one-hundred eighty (180) days following the issuance of the Securities.
10. Miscellaneous.
(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, electronic mail, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by electronic mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), (b) the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (c) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Irvine Sensors Corporation, 3001 Red Hill Avenue, Costa Mesa, CA 92650, Attn: Chief Financial Officer, facsimile: (714) 444-8773, with a copy by to: Dorsey & Whitney LLP, 38 Technology Drive, Suite 100, Irvine, CA 92618, Attn: Ellen S. Bancroft, Esq., facsimile: (949) 932-3601, and (ii) if to the Subscriber, to: the address and facsimile number indicated on the signature pages hereto.

(b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.
(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.
(d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in the state of California. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.
(e) Specific Enforcement, Consent to Jurisdiction. The Company and the Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 10(d) hereof, each of the Company, the Subscriber and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in California of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.
(f) Independent Nature of Subscribers. The Company acknowledges that the obligations of the Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber who is also purchasing Securities in the transaction (collectively, with the Subscriber, referred to as the “Subscribers”), and none of the Subscribers shall be responsible in any way for the performance of the obligations of any of the other Subscribers under the Transaction Documents. The Company acknowledges that the decision of each of the Subscribers to purchase Securities has been made by each of such Subscribers independently of any of the other Subscribers and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any of the other Subscribers or by any agent or employee of any of the other Subscribers, and none of the Subscribers or any of its agents or employees shall have any liability to any of the Subscribers (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any of the Subscribers pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each of the Subscribers shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any of the other Subscribers to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all of the Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(g) Consent. As used in the Agreement, “consent of the Subscribers” or similar language means the consent of holders of not less than a majority of the outstanding shares of Series B Stock owned by Subscribers on the date consent is requested.
(h) Omnibus Signature Page. This Agreement is intended to be read and construed in conjunction with the Certificate of Designations and the Form of Investor Warrant pertaining to the issuance by the Company of the Securities pursuant to the Memorandum. Accordingly, pursuant to the terms and conditions of this Agreement, it is hereby agreed that the execution by the Subscriber of this Agreement, in the place set forth herein, shall constitute agreement to be bound by the terms and conditions of the Certificate of Designations and the Investor Warrant, with the same effect as if each such separate, but related agreement, was separately signed to the extent required to be executed by the Subscriber.
11. Wire Instructions
For wiring the funds directly to the Escrow Account please use the following instructions:

Account Name:	US National Bank as Escrow Agent for Irvine Sensors Corp.

ABA Number:	091000022

A/C Number:	180121167365

Reference:	Daryl Hosch FFC to 133667000

FBO:	[Investor Name]

[Investor’s Social Security Number]

[Investor’s Address]
[THIS SPACE INTENTIONALLY LEFT BLANK]

OMNIBUS SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT AND INVESTOR WARRANT
IN WITNESS WHEREOF, the Subscriber hereby represents and warrants that the Subscriber has read this entire Agreement and the Confidential Placement Memorandum and all documents annexed thereto and incorporated by reference therein, including the Certificate of Designations and the Form of Investor Warrant, and hereby executes and delivers this Agreement as of the  _____  day of                                         , 2009.

AGGREGATE
SUBSCRIBER	NUMBER OF UNITS	PURCHASE PRICE

Print Name:		$

Address:

Fax:

(Signature)

Title:
ACCEPTANCE
IN WITNESS WHEREOF, the Company has duly executed and delivered this Agreement as of the 30th day of September, 2009.

IRVINE SENSORS CORPORATION a Delaware corporation
By:	/s/ JOHN J. STUART, JR.
	Name:	John J. Stuart, Jr.
	Title:	Sr. VP & CFO